Exhibit 99.1

INOVALON TO BE ACQUIRED BY EQUITY CONSORTIUM LED BY NORDIC CAPITAL INCLUDING INSIGHT PARTNERS FOR $7.3 BILLION

Stockholders to Receive $41.00 Per Share in Cash

BOWIE, Md. – August 19, 2021 – Inovalon (Nasdaq: INOV), a leading provider of cloud-based platforms empowering data-driven healthcare, today announced that it has entered into a definitive agreement to be acquired by an equity consortium led by Nordic Capital, and joined by Insight Partners, as lead co-investor, 22C Capital, and Inovalon founder and Chief Executive Officer Keith Dunleavy, M.D. and certain Class B stockholders of Inovalon in an all-cash transaction with an enterprise value of approximately $7.3 billion.

Under the terms of the agreement, Inovalon stockholders will receive $41.00 per share in cash for each share of Class A Common Stock or Class B Common Stock, representing a 25.3% premium over the closing price of Inovalon Class A Common Stock on July 26, 2021, the last unaffected trading day prior to media speculation regarding a potential transaction, and a 24.4% premium over the volume-weighted average price of the Company’s shares over the 30 trading days leading up to the unaffected trading day.

The independent members of the Inovalon Board of Directors, acting on the unanimous recommendation of a special committee of independent directors that led the consideration of alternatives and the negotiation of the terms of the transaction, unanimously approved the agreement, which is subject to a number of customary conditions, including a vote of each of the Class A and Class B stockholders voting separately. In addition, the transaction is subject to approval by a majority of the voting power of the Class A and Class B stockholders voting together as a single class, excluding Dr. Dunleavy, certain other Class B stockholders who are providing equity capital for the transaction and their affiliates. Dr. Dunleavy was not a member of the Special Committee and recused himself from all relevant Board discussions and from the Board vote regarding the transaction.

Upon completion of the transaction, Inovalon will become a private company with greater flexibility to focus on strategies that drive innovation and global market development. Keith Dunleavy, M.D., will continue to be a substantial shareholder in the Company, serve on the Board of Directors, lead Inovalon as CEO, and the Company will maintain its headquarters in Bowie, Maryland.

“The Inovalon Board regularly evaluates opportunities to enhance stockholder value. Today’s announcement is the culmination of a thorough process of evaluating strategic alternatives and represents a compelling opportunity to deliver immediate and more certain cash value to stockholders at a significant premium,” said William J. Teuber, Jr., Lead Independent Director of the Board and chair of the Special Committee. “During our evaluation it became clear that not only is the consortium led by Nordic Capital offering our shareholders compelling value, they also have a deep appreciation for Inovalon’s cloud-based platforms and data capabilities, as well as an appreciation for the people, mission, and the value impact of the Company.”

“For more than two decades, Inovalon has developed technologies that enable the connectivity, aggregation, and analysis of healthcare data to empower better clinical outcomes and economics across the healthcare ecosystem,” said Keith Dunleavy, M.D., Inovalon’s founder, chief executive officer, and chairman of the board. “We are excited to enter the next chapter in Inovalon’s journey together with such great partners as Nordic Capital, Insight Partners, and 22C Capital. Their significant experience in the areas of software, data, and healthcare is key. This, together with their longer-term focus, operational experience, and international perspective, is an exciting combination for what we see in front of us. We look forward to continuing our mission, together with our greatly appreciated customers, to empower data-driven healthcare.”

“As a leading healthcare and technology investor, Nordic Capital has long admired Inovalon’s leadership across the healthcare ecosystem and its cloud-based tools leveraging advanced data analytics to meaningfully empower its customers and the patients they serve,” said Fredrik Näslund, Partner, Nordic Capital Advisors. “As data-driven insights become even more important in improving healthcare, Nordic Capital and its co-investors are committed to supporting Inovalon in continuing to deliver high-value solutions to customers and look forward to partnering with Keith and the Inovalon team in this next phase of the Company’s growth journey.”

“At Insight Partners, we work with healthcare IT leaders who define and grow their markets through world-class software data and innovation,” said Deven Parekh, Managing Director at Insight Partners. “We are excited to support Inovalon, a market leader with a long history of serving customers with powerful data technology as they continue to transform the healthcare ecosystem.”

Approvals and Timing

The Inovalon Board of Directors formed a Special Committee composed entirely of independent and disinterested directors to conduct a thorough review of strategic alternatives. The Special Committee led negotiations with the assistance of independent financial and legal advisors. Following the Special Committee’s unanimous recommendation, the independent members of the Inovalon Board unanimously approved the merger agreement with an entity established by the equity consortium led by Nordic Capital and co-led by Insight Partners, and recommend that Inovalon stockholders adopt and approve the merger agreement and the transaction.

The transaction is expected to close in late 2021 or early 2022, subject to the satisfaction of customary closing conditions, including the stockholder approvals described above and the receipt of U.S. antitrust approval. The transaction is not subject to a financing condition.

Advisors

J.P. Morgan Securities LLC is serving as financial advisor to Inovalon, and Latham & Watkins LLP is serving as legal advisor to Inovalon and the Special Committee of the Board of Directors of Inovalon. Evercore is serving as financial advisor to the Special Committee. Goldman Sachs is acting as lead financial advisor to Nordic Capital and Insight Partners. Citigroup is also advising Nordic Capital and Insight Partners, and Kirkland & Ellis LLP is serving as legal advisor. Willkie Farr and Gallagher LLP served as legal advisor to Insight Partners.

About Inovalon

Inovalon is a leading provider of cloud-based platforms empowering data-driven healthcare. Through the Inovalon ONE® Platform, Inovalon brings to the marketplace a national-scale capability to interconnect with the healthcare ecosystem, aggregate and analyze data in real time, and empower the application of resulting insights to drive meaningful impact at the point of care. Leveraging its Platform, unparalleled proprietary datasets, and industry-leading subject matter expertise, Inovalon enables better care, efficiency, and financial performance across the healthcare ecosystem. From health plans and provider organizations, to pharmaceutical, medical device, and diagnostics companies, Inovalon’s unique achievement of value is delivered through the effective progression of “Turning Data into Insight, and Insight into Action®.” Supporting thousands of customers, including all 25 of the top 25 U.S. health plans, all 25 of the top 25 global pharma companies, 24 of the top 25 U.S. healthcare provider systems, and many of the leading pharmacy organizations, device manufacturers, and other healthcare industry constituents, Inovalon’s technology platforms and analytics are informed by data pertaining to more than one million physicians, 584,000 clinical facilities, 338 million Americans, and 63 billion medical events. For more information, visit www.inovalon.com.

About Nordic Capital

Nordic Capital is a leading private equity investor with a resolute commitment to creating stronger, sustainable businesses through operational improvement and transformative growth. Nordic Capital focuses on selected regions and sectors where it has deep experience and a long history. Focus sectors are Healthcare, Technology & Payments, Financial Services, and selectively, Industrial & Business Services. Key regions are Europe and globally for Healthcare and Technology & Payments investments. Since inception in 1989, Nordic Capital has invested more than EUR 17 billion in close to 120 investments. The most recent funds are Nordic Capital Fund X with EUR 6.1 billion in committed capital and Nordic Capital Evolution Fund with EUR 1.2 billion in committed capital, principally provided by international institutional investors such as pension funds. Nordic Capital Advisors have local offices in Sweden, the UK, the US, Germany, Denmark, Finland and Norway. For further information about Nordic Capital, please visit www.nordiccapital.com.
“Nordic Capital” refers to any, or all, Nordic Capital branded funds and vehicles and associated entities. The general partners and/or delegated portfolio manager of Nordic Capital’s funds and vehicles are advised by several non-discretionary sub-advisory entities, any or all of which are referred to as “Nordic Capital Advisors”.

About Insight Partners

Insight Partners is a leading global venture capital and private equity firm investing in high-growth technology and software ScaleUp companies that are driving transformative change in their industries. Founded in 1995, Insight Partners has invested in more than 400 companies worldwide and has raised through a series of funds more than $30 billion in capital commitments. Insight's mission is to find, fund, and work successfully with visionary executives, providing them with practical, hands-on software expertise to foster long-term success. Across its people and its portfolio, Insight encourages a culture around a belief that ScaleUp companies and growth create opportunity for all. For more information on Insight and all its investments, visit www.insightpartners.com or follow us on Twitter@insightpartners.

About 22C Capital

22C Capital is a private investment firm committed to delivering capital and critical resources to companies operating at the intersection of technology enablement and data analytics adoption. The firm has a dedicated focus on the business services, healthcare and financial services sectors. 22C partners with world-class management teams to build companies that are leaders in their respective markets. The firm’s operational and technology resources, including its affiliated data science organization, deliver practical, real-world support to help convert businesses’ challenges into opportunities and unlock their full potential.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed transaction involving Inovalon Holdings, Inc. (“Inovalon”) and affiliates of Nordic Capital. In connection with the proposed transaction, Inovalon intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to stockholders a proxy statement. This communication is not a substitute for the proxy statement or any other document that Inovalon may file with the SEC or send to its stockholders in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS OF INOVALON ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT INOVALON AND THE PROPOSED TRANSACTION. The materials to be filed by Inovalon will be made available to Inovalon’s investors and stockholders at no expense to them and copies may be obtained free of charge on Inovalon’s website at www.inovalon.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov.

Inovalon and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of Inovalon stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of Inovalon’s executive officers and directors in the solicitation by reading Inovalon’s proxy statement for its 2021 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and the proxy statement and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of Inovalon’s participants in the solicitation, which may, in some cases, be different than those of the Inovalon’s stockholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

All statements and assumptions in this communication that do not directly and exclusively relate to historical facts could be deemed “forward-looking statements.” Forward-looking statements are often identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “may,” “could,” “should,” “forecast,” “goal,” “intends,” “objective,” “plans,” “projects,” “strategy,” “target” and “will” and similar words and terms or variations of such. These statements represent current intentions, expectations, beliefs or projections, and no assurance can be given that the results described in such statements will be achieved. Forward-looking statements include, among other things, statements about the potential benefits of the proposed transaction; the prospective performance and outlook of Inovalon’s business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. Such statements are subject to numerous assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of Inovalon’s control. Important factors that could cause actual results to differ materially from those described in forward-looking statements include, but are not limited to, (i) the ability to obtain the requisite approval from stockholders of Inovalon; (ii) uncertainties as to the timing of the proposed transaction; (iii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iv) the possibility that competing offers or acquisition proposals for Inovalon will be made; (v) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require Inovalon to pay a termination fee or other expenses; (vii) the effect of the pendency of the proposed transaction on Inovalon’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (viii) risks related to diverting management’s attention from Inovalon’s ongoing business operations or the loss of one or more members of the management team; (ix) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (x) various risks related to health epidemics, pandemics and similar outbreaks, such as the COVID-19 pandemic, which may have material adverse effects on Inovalon’s business, financial position, results of operations and/or cash flows; (xi) failure to comply with numerous laws, regulations and rules, including regarding employment, anti-bribery, foreign investment, tax, privacy, and data protection laws and regulations; (xii) problems or delays in the development, delivery and transition of new products and services or the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; (xiii) failure of third parties to deliver on commitments under contracts with Inovalon; (xiv) misconduct or other improper activities from Inovalon’s employees or subcontractors; (xv) failure of Inovalon’s internal control over financial reporting to detect fraud or other issues; (xvi) failure or disruptions to Inovalon’s systems, due to cyber-attack, service interruptions or other security threats; (xvii) uncertainty from the expected discontinuance of the London Interbank Offered Rate and transition to any other interest rate benchmark; and (xviii) other factors as set forth from time to time in Inovalon’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as may be updated or supplemented by any subsequent Quarterly Reports on Form 10-Q or other filings with the SEC. Readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. Inovalon does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events except as required by law.

Contacts:

Inovalon
Kim E. Collins, Senior Vice President, Corporate Communications
kcollins@inovalon.com
Phone: +1-301-809-4000 x1473

Nordic Capital
Katarina Janerud, Communications Manager, Nordic Capital Advisors
katarina.janerud@nordiccapital.com
Phone: +46 8 440 50 50

US media contact - Brunswick Group
NordicCapital@brunswickgroup.com

Insight Partners
Nikki Parker, Senior Vice President Marketing & Communications
nparker@insightpartners.com
Phone: +1 571 353 4273